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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


  We consent to the incorporation by reference in this Registration Statement of Craig Corporation on Form S-8 of our reports dated April 11, 2000 appearing in the Annual Report on Form 10-K of Craig Corporation for the year ended December 31, 1999.



                                        /s/ Deloitte & Touche LLP


Los Angeles, California
January 12, 2001